SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported)  May 9, 1997

                         BALCOR PENSION INVESTORS - VI
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14332
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3319330
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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420 North Wabash Office Building

In 1985, the Partnership funded a $11,300,000 first mortgage loan collateralized by the 420 North Wabash Office Building, Chicago, Illinois (the "Building"), and a leasehold interest in the land underneath the Building (the "Land"). In 1992, the Partnership obtained title to the Building and the leasehold interest in the Land pursuant to a deed in lieu of foreclosure.

On May 9, 1997, the Partnership contracted to sell the Building and the leasehold interest in the Land for a sale price of $5,200,000 to an unaffiliated party, Friedman Properties, Ltd., an Illinois corporation. The purchaser has deposited $100,000 into an escrow account as earnest money and, unless the agreement of sale is otherwise terminated, the purchaser is obligated to deposit an additional $150,000 as additional earnest money upon the completion of the purchaser's due diligence review. The remaining portion of the sale price will be payable in cash at closing, which is scheduled to occur on July 23, 1997. From the proceeds of the sale, the Partnership will pay $104,000 as a brokerage commission to an affiliate of the third party providing property management services for the Partnership. The Partnership will receive the remaining proceeds of approximately $5,096,000, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5.  OTHER EVENTS
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Hammond Aire Plaza

As previously reported, on March 18, 1997, the Partnership contracted to sell the Hammond Aire Plaza shopping center, Baton Rouge, Louisiana, to an unaffiliated party, Crosstown Asset Corp. I, a Delaware corporation. The sale price is $13,800,000. The purchaser assigned its rights under the agreement of sale to an affiliate, CEP Investors VII, L.P., a Delaware limited partnership. The closing date was extended and the sale closed on May 22, 1997. From the proceeds of the sale, the Partnership paid $345,000 as a brokerage commission to an affiliate of the third party providing property management services for the property and $32,632 in closing costs. From the proceeds of the sale, $310,000 has been placed in escrow until such time as certain survey and other matters are resolved. Including the escrowed funds, the Partnership will receive the remaining proceeds of approximately $13,422,000.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of the 420 North Wabash Office Building, Chicago, Illinois.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.


Signature
-------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BALCOR PENSION  INVESTORS-VI

                         By: Balcor Mortgage Advisors-VI, an Illinois general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:   /s/ Jerry M. Ogle
                              ------------------------------------
                                   Jerry M. Ogle, Managing Director
                                   and General Counsel

Dated:  May 23, 1997
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